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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 21, 2003

                                  ADSTAR, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                   001-15363                   22-3666899
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                         4553 Glencoe Avenue, Suite 325
                        Marina del Rey, California 90292
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (310) 577-8255


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          (Former name or former address, if changed since last report)

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Item 2: Acquisition or Disposition of Assets

      On October 21, 2003 (the "Effective Date"), AdStar, Inc. (the "Company") acquired all of the business and assets of Edgil Associates, Inc., a Massachusetts corporation ("Edgil"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the Effective Date , by and among the Company, Edgil, EDG Acquisition Corp., a wholly owned subsidiary of the Company ("EDG"), and Edward P. Hopey and Gilbert Wolsky, the two stockholders of Edgil (the "Edgil Stockholders").

      Pursuant to the Merger Agreement, the Company paid $1,520,000 cash and issued 1,311,530 shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), in exchange for all the outstanding capital stock of Edgil. Based upon the closing price of the Common Stock on the Nasdaq SmallCap Market on October 20, 2003. The Company issued authorized, but previously unissued, shares of Common Stock in the acquisition. The number of shares of Common Stock issued in exchange for the shares held by the Edgil Stockholders was determined in an "arms-length" negotiation and the transaction was unanimously approved by the Boards of Directors of the Company. Prior to the Effective Date, neither the Company nor any of its affiliates, nor any officer or director of the Company or any associate of any such officer or director, had any material relationship with Edgil, except that the Company was a customer of Edgil.

      In connection with the Merger Agreement the Company and the Edgil Stockholders entered into a Registration Rights Agreement, dated as of October 21, 2003, pursuant to which the Company has agreed to file a Registration Statement on Form S-3, on or prior to the 60th day following the Effective Date, for the purposes of registering under the Securities Act of 1933 the re-sale of the shares of Common Stock issued to such stockholders pursuant to the Merger Agreement.

      Edgil, based in North Chelmsford, Massachusetts, is a provider of complete automated payment processing systems and content processing solutions for the publishing industry.

      The foregoing descriptions of the Merger Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Financial statements of business acquired will be provided by amendment not later than 60 days after 11/05/2003.

      (b)   Pro-forma Financial Information.

            Pro-forma financial information will be provided by amendment not later than 60 days after 11/05/2003.

      (c)   Exhibits

Exhibit
Number                             Description
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2.1           Agreement and Plan of Merger by and among the Company, Edgil, EDG and the Edgil Stockholders, dated October 21, 2003.

10.1 Registration Rights Agreement by and among the Company and the Edgil Stockholders, dated October 21, 2003.

99.1          Press Release issued October 21, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AdStar, Inc.


Dated: November 4, 2003                 By: /s/ Leslie Bernhard
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                                            Leslie Bernhard, President and Chief
                                            Executive Officer


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